EXHIBIT 99.1

JOINT FILING AGREEMENT

Each of the undersigned, pursuant to Rule 13d-1(k)(1) under the Act, hereby agrees and acknowledges that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of the Class A Common Stock and the information required by this Schedule 13G, to which this Agreement is attached as an exhibit, is filed on behalf of them. The undersigned further agree that any further amendments or supplements thereto shall also be filed on behalf of each of them.

Dated:	February 14, 2022

ICONIQ V-B EF LP, a Delaware limited partnership

By:	ICONIQ Strategic Partners V GP, L.P., a
Cayman Islands Exempted limited partnership, its General Partner

By:	ICONIQ Strategic Partners V TT GP, Ltd, a
Cayman Islands exempted company, its General Partner

By:	/s/ Kevin Foster
Name:	Kevin Foster
Title:	Authorized Person

ICONIQ V Main Fund LLC, a Delaware limited liability company

By:	ICONIQ Strategic Partners V, L.P., a
Cayman Islands Exempted limited partnership, its General Partner

By:	ICONIQ Strategic Partners V GP, L.P., a
Cayman Islands Exempted limited partnership, its General Partner

By:	ICONIQ Strategic Partners V TT GP, Ltd, a
Cayman Islands exempted company, its General Partner

By:	/s/ Kevin Foster
Name:	Kevin Foster
Title:	Authorized Person

ICONIQ Strategic Partners V, L.P. a
Cayman Islands Exempted limited partnership

By:	ICONIQ Strategic Partners V GP, L.P., a
Cayman Islands Exempted limited partnership, its General Partner

By:	ICONIQ Strategic Partners V TT GP, Ltd, a
Cayman Islands exempted company, its General Partner

By:	/s/ Kevin Foster
Name:	Kevin Foster
Title:	Authorized Person

CUSIP No. 292812104	SCHEDULE 13G

ICONIQ Strategic Partners V-B, L.P. a
Cayman Islands Exempted limited partnership

By:	ICONIQ Strategic Partners V GP, L.P., a
Cayman Islands Exempted limited partnership, its General Partner

By:	ICONIQ Strategic Partners V TT GP, Ltd, a
Cayman Islands exempted company, its General Partner

By:	/s/ Kevin Foster
Name:	Kevin Foster
Title:	Authorized Person

ICONIQ Strategic Partners V GP, L.P., a
Cayman Islands Exempted limited partnership

By:	ICONIQ Strategic Partners V TT GP, Ltd, a
Cayman Islands exempted company, its General Partner

By:	/s/ Kevin Foster
Name:	Kevin Foster
Title:	Authorized Person

ICONIQ Strategic Partners V TT GP, Ltd, a
Cayman Islands exempted company

By:	/s/ Kevin Foster
Name:	Kevin Foster
Title:	Authorized Person

/s/ Divesh Makan
Divesh Makan

/s/ William J.G. Griffith
William J.G. Griffith

/s/ Matthew Jacobson
Matthew Jacobson